UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2026

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Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal registered offices)
(408) 830-9742
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AOSL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on July 14, 2025, Alpha & Omega Semiconductor Limited (the “Company”) and its subsidiary, Alpha & Omega Semiconductor (Shanghai) Ltd., entered into an equity transfer agreement (the “Agreement”) with SIMIC Holdings Co., Ltd., a limited liability company established according to the laws of China (the “Investor”), to sell approximately 20.3% of outstanding equity interest of the Company’s joint venture of power semiconductor packaging, testing and 12-inch wafer fabrication facility located in Chongqing, China (the “Transaction”). The aggregate cash consideration for the sale under the Agreement was USD $150 million (the “Purchase Price”) to be paid in four installments. The Company received the last installment of the Purchase Price from the Investor on May 11, 2026, and the Transaction was completed on such date.

The foregoing description of the Agreement and the Transaction does not purport to be a complete statement of the parties’ rights and obligations under the Agreement and the Transaction thereby or a complete explanation of the material terms thereof. The foregoing description is subject to and qualified in its entirety by reference to the complete text of the Agreement, which was filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended on September 30, 2025, filed on November 6, 2025, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

No pro forma financial statements reflecting the impact of the Transaction are provided in this report, as the equity interest disposed of in the Transaction were not significant as defined in Rule 11-01(b)(2) of Regulation S-X.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2026

Alpha and Omega Semiconductor Limited

By:	/s/ Yifan Liang
Name:	Yifan Liang
Title:	Chief Financial Officer and Corporate Secretary